INCOME TAXES (Schedule of Reconciliation of Effective Income Tax Rate and Federal Statutory Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Reconciliation of effective income tax rate and the federal statutory rate
Federal tax (benefit) at statutory rate	$ 2,885	$ 322	$ (10,962)
Stock compensation expense	295	463	508
Effect of differences in foreign tax rates	(6,793)	4,475	(1,520)
FASB Interpretation No.48" Accounting for Uncertainty in Income taxes" reserve	(1,478)	(2,465)	(7,433)
Change in deferred tax valuation allowance	5,971	(3,015)	14,241
Other	383	1,008	1,004
Total Tax Expense (benefit)	$ 1,263	$ 788	$ (4,162)